UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08518

                                     Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2012

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund decreased 4.3% compared with a decrease of 8.3% for the Philadelphia Gold & Silver (“XAU”) Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

We invest globally with an emphasis on gold producing companies and look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth.

Although the gold price only declined by $28 or 1.7% in March 2012, gold equities, as measured by the XAU index, fell by 10.3% and the more gold concentrated HUI index declined by 13.8%. The March decline in gold stocks more than wiped out the gains made in January and February. Although gold equities declined modestly in the first quarter of 2012, the price of gold appreciated by $105.65 per ounce to close the quarter at $1,668.35 per ounce. This represents a rise of 6.7%.

For the second quarter of 2012 the gold price declined by $71 per ounce to end the month of June at $1,597.40 per ounce. This represents a decline of 4.25%. Despite this, for the first half of the year the gold price has risen by about $30 per ounce or 2.2%. Gold equities continued to decline during the second quarter. The XAU index fell by 12.8% for the first half of the year.

The third quarter of 2012 was good for the gold price and for gold equities. First, the gold price. It rose by almost $175 per ounce to close the quarter at $1,772.10 per ounce. This represents a gain of 10.9%. Second, gold equities. The XAU Index more than doubled the price performance of gold and rose by 21.2%. Since mid July gold equities significantly outperformed the gold price. One reason for this outperformance was that mining companies focused on capital discipline, and various projects with high capital intensity were deferred. This increased their cash flow and freed up the funds to support increased dividends and stock repurchases to shareowners.

The excellent performance of gold and gold equities during the third quarter was not repeated in the fourth quarter. Not all of the gains made in the third quarter were lost. The price of gold declined by $97 per ounce to finish the year at $1,675 per ounce. This is a decline of 5.5%. For the year the gold price rose by $110 per ounce which is 7.1%.

Selected holdings that contributed positively to performance in 2012 were Dalradian Resources Inc (0.2% of net assets as of December 31, 2012), MAG Silver Corp. (0.4%), and Franco-Nevada Corp. (9.8%). Some of our weaker performing stocks during the year were SEMAFO Inc (0.5%), Kirkland Lake Gold Inc. (0.3%), and Centamin plc (0.6%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (7/11/94)
Class AAA (GOLDX)	(4.25)%	3.12%	13.10%	8.20%
XAU Index	(8.33)	(0.91)	7.99	2.10
Lipper Precious Metals Fund Average	(9.63)	2.67	13.99	6.52(e)
Standard & Poor’s (“S&P”) 500 Index	16.00	1.66	7.10	8.55(e)
Class A (GLDAX)	(4.29)	3.17	13.13	8.22
With sales charge (b)	(9.79)	1.95	12.47	7.87
Class B (GLDBX)	(5.00)	2.37	12.26	7.76
With contingent deferred sales charge (c)	(9.75)	2.01	12.26	7.76
Class C (GLDCX)	(5.01)	2.35	12.26	7.77
With contingent deferred sales charge (d)	(5.96)	2.35	12.26	7.77
Class I (GLDIX)	(4.05)	3.38	13.25	8.28

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.46%, 1.46%, 2.21%, 2.21%, and 1.21%, respectively. See page 9 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	The S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012                                                        Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/12	12/31/12	Ratio	Period*

Gabelli Gold Fund, Inc.

Actual Fund Return
Class AAA	$1,000.00	$1,069.70	1.44%	$ 7.49
Class A	$1,000.00	$1,069.50	1.44%	$ 7.49
Class B	$1,000.00	$1,065.30	2.14%	$11.11
Class C	$1,000.00	$1,065.00	2.19%	$11.37
Class I	$1,000.00	$1,070.40	1.20%	$ 6.25
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.90	1.44%	$ 7.30
Class A	$1,000.00	$1,017.90	1.44%	$ 7.30
Class B	$1,000.00	$1,014.38	2.14%	$10.84
Class C	$1,000.00	$1,014.13	2.19%	$11.09
Class I	$1,000.00	$1,019.10	1.20%	$ 6.09
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

Gabelli Gold Fund, Inc.

North America	58.7%
United Kingdom	26.7%
Australia	8.4%
Africa	6.1%

Latin America	0.5%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 100.1%
	Metals and Mining — 100.1%
	Africa — 6.1%
321,200	AngloGold Ashanti Ltd., ADR	$12,014,171	$10,076,044
861,449	Gold Fields Ltd., ADR	10,997,070	10,759,498
275,000	Harmony Gold Mining Co. Ltd., ADR	2,480,676	2,464,000
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	824,246

		29,490,547	24,123,788

	Australia — 8.4%
350,000	Medusa Mining Ltd	1,891,522	1,993,827
932,079	Newcrest Mining Ltd.(a)	31,240,705	22,006,385
700,000	Perseus Mining Ltd.†	2,007,164	1,548,206
577,694	Red 5 Ltd.†	951,007	749,886
297,600	Red 5 Ltd., ASE†	491,967	386,305
2,000,000	Saracen Mineral Holdings Ltd.†	1,191,722	801,645
1,584,500	Silver Lake Resources Ltd.†	1,492,913	5,523,387

		39,267,000	33,009,641

	Latin America — 0.5%
50,000	Compania de Minas Buenaventura SA, ADR	819,137	1,797,500

	North America — 58.4%
237,800	Agnico-Eagle Mines Ltd., New York	3,087,039	12,474,988
291,231	Agnico-Eagle Mines Ltd., Toronto	2,970,643	15,262,765
49,800	Alacer Gold Corp.†	163,969	258,960
270,000	Alacer Gold Corp., Toronto†	797,229	1,411,481
5,500,000	Alexandria Minerals Corp.†(b)	965,100	414,698
100,000	Allied Nevada Gold Corp.†	2,824,669	3,013,000
500,000	Aurizon Mines Ltd.†	2,133,465	1,724,138
444,700	Barrick Gold Corp., New York	15,675,451	15,568,947
172,661	Barrick Gold Corp., Toronto	4,546,771	6,044,090
683,000	Comstock Mining Inc.†	1,444,104	1,557,240
75,000	Continental Gold Ltd.†	666,514	667,287
500,000	Dalradian Resources Inc.†	538,141	769,076
120,000	Detour Gold Corp.†	1,946,167	3,002,714
100,000	Duluth Metals Ltd.†	258,706	248,316
1,000,000	Eastmain Resources Inc.†	1,465,383	753,996
705,833	Eldorado Gold Corp., New York	1,517,568	9,091,129
467,500	Eldorado Gold Corp., Toronto(c)	5,586,119	6,016,463
376,700	Franco-Nevada Corp	9,466,696	21,502,992
298,000	Franco-Nevada Corp.(b)	5,830,932	17,010,596
65,100	Gold Resource Corp	857,113	1,003,191
686,508	Goldcorp Inc., Toronto	3,880,615	25,239,366
1,100,000	Golden Predator Corp.†	839,319	381,522
1,050,000	Golden Predator Corp.†(b)	615,306	364,180
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	3,362,823
500,000	Golden Queen Mining Co. Ltd.†	279,474	1,120,941

Shares		Cost	Market Value
1,500,000	Golden Queen Mining Co. Ltd.†(c)	$656,888	$3,362,823
200,000	International Minerals Corp	1,451,005	907,451
250,000	Kinross Gold Corp	2,334,678	2,430,000
170,000	Kirkland Lake Gold Inc.†	2,347,959	999,799
170,000	MAG Silver Corp.†	995,437	1,738,112
1,400,000	Merrex Gold Inc.†(c)	716,883	105,559
150,000	Midas Gold Corp.†	507,153	337,790
504,871	Newmont Mining Corp	21,119,051	23,446,209
846,600	Osisko Mining Corp.†	5,949,793	6,808,887
120,000	Osisko Mining Corp.†(c)	817,996	961,496
1,555,556	Papuan Precious Metals Corp.†(b)	711,802	31,277
600,000	Petaquilla Minerals Ltd.†	395,891	277,471
2,440,000	Petaquilla Minerals Ltd.†(b)	2,447,342	1,128,380
2,000,000	Romarco Minerals Inc.†	2,188,240	1,548,206
167,000	Royal Gold Inc	7,425,909	13,578,770
25,000	SEMAFO Inc	87,667	85,955
600,000	SEMAFO Inc.(c)	1,176,099	2,062,934
65,000	Tahoe Resources Inc.†	1,341,576	1,189,303
1,250,000	Torex Gold Resources Inc.†	2,310,737	2,764,653
500,000	Torex Gold Resources Inc.†(b)(d)	584,462	1,105,861
3,448,000	Wesdome Gold Mines Ltd.†	4,308,215	2,946,416
118,444	Yamana Gold Inc	915,534	2,038,421
629,390	Yamana Gold Inc., New York	3,900,717	10,831,802
50,000	Yamana Gold Inc., Toronto	900,317	860,058

		134,922,066	229,812,532

	United Kingdom — 26.7%
3,519,000	Centamin plc†	3,871,620	2,228,783
1,270,500	Fresnillo plc	12,341,538	38,968,395
2,130,152	Hochschild Mining plc	12,703,637	16,881,758
285,000	Hummingbird Resources plc†	746,553	331,437
472,400	Randgold Resources Ltd., ADR	3,443,413	46,885,700

		33,106,761	105,296,073

	TOTAL COMMON STOCKS	237,605,511	394,039,534

	WARRANTS — 0.3%
	North America — 0.3%
87,500	Franco-Nevada Corp., expire 06/16/17†	0	778,501
63,800	Kinross Gold Corp., expire 09/17/14†	304,046	18,921
50,015	Kinross Gold Corp., expire 09/03/13†	160,892	503
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14†(a)(b)(d)	0	149,849
125,000	Torex Gold Resources Inc., expire 10/23/13†(a)(b)(d)	0	0

	TOTAL WARRANTS	464,938	947,774

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2012

	Cost	Market Value
TOTAL INVESTMENTS — 100.4%	$238,070,449	$394,987,308

Other Assets and Liabilities (Net) — (0.4)%		(1,456,377)

NET ASSETS — 100.0%		$393,530,931

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $22,156,234 or 5.63% of net assets.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $20,204,841 or 5.13% of net assets.

(c)

At December 31, 2012, the Fund held investments in restricted securities amounting to $12,509,275 or 3.18% of net assets., which were valued under methods approved by the Board of Directors as follows (except as noted in (d), these securities are liquid):

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
467,500	Eldorado Gold Corp., Toronto	12/15/09	$5,586,119	$12.8694
1,500,000	Golden Queen Mining Co. Ltd	05/24/02	656,888	2.2419
1,400,000	Merrex Gold Inc	03/29/11	716,883	0.0754
120,000	Osisko Mining Corp	10/30/07	817,996	8.0125
600,000	SEMAFO Inc	11/01/06	1,176,099	3.4382
(d)	Illiquid security.
†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	58.4%	$230,760,306
United Kingdom	26.7	105,296,073
Australia	8.3	33,009,641
Africa	6.1	24,123,788
Latin America	0.5	1,797,500

	100.0%	$394,987,308

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $238,070,449)	$394,987,308
Cash	901
Receivable for investments sold	2,347,065
Receivable for Fund shares sold	1,619,910
Dividends receivable	70,976
Prepaid expenses	49,724

Total Assets	399,075,884

Liabilities:
Foreign currency, at value (cost $3)	3
Payable for Fund shares redeemed	2,575,764
Payable for investment advisory fees	340,629
Payable for distribution fees	88,231
Payable for accounting fees	3,750
Line of credit payable	2,341,000
Other accrued expenses	195,576

Total Liabilities	5,544,953

Net Assets
(applicable to 17,916,558 shares outstanding)	$393,530,931

Net Assets Consist of:
Paid-in capital	$264,925,715
Accumulated net investment loss	(28,311,681)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(246)
Net unrealized appreciation on investments	156,916,859
Net unrealized appreciation on foreign currency translations	284

Net Assets	$393,530,931

Shares of Capital Stock, each at $0.001 par value:
Class AAA:

Net Asset Value, offering, and redemption price per share ($324,798,388 ÷ 14,773,511 shares outstanding; 375,000,000 shares authorized)	$21.99

Class A:
Net Asset Value and redemption price per share ($23,138,053 ÷ 1,049,872 shares outstanding; 250,000,000 shares authorized)	$22.04

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.38

Class B:
Net Asset Value and offering price per share ($42,952 ÷ 2,033.3 shares outstanding; 125,000,000 shares authorized)	$21.12	(a)

Class C:
Net Asset Value and offering price per share ($14,642,237 ÷ 700,770 shares outstanding; 125,000,000 shares authorized)	$20.89	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($30,909,301 ÷ 1,390,372 shares outstanding; 125,000,000 shares authorized)	$22.23

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $360,356)	$ 5,235,959
Interest	2,479

Total Investment Income	5,238,438

Expenses:
Investment advisory fees	4,323,481
Distribution fees - Class AAA	921,858
Distribution fees - Class A	55,865
Distribution fees - Class B	759
Distribution fees - Class C	151,100
Shareholder services fees	341,324
Shareholder communications expenses	141,730
Custodian fees	113,440
Directors’ fees	107,715
Registration expenses	83,000
Legal and audit fees	58,057
Accounting fees	45,000
Interest expense	33,185
Miscellaneous expenses	85,578

Total Expenses	6,462,092

Net Investment Loss	(1,223,654)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	12,265,655
Net realized loss on foreign currency transactions	(14,032)

Net realized gain on investments and foreign currency transactions	12,251,623

Net change in unrealized appreciation:
on investments	(32,009,769)
on foreign currency translations	(5,406)

Net change in unrealized appreciation on investments and foreign currency translations	(32,015,175)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(19,763,552)

Net Decrease in Net Assets Resulting from Operations	$(20,987,206)

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended
	December 31,
	2012	2011
Operations:
Net investment loss	$(1,223,654)	$(2,900,732)
Net realized gain on investments and foreign currency transactions	12,251,623	121,248,405
Net change in unrealized depreciation on investments and foreign currency translations	(32,015,175)	(231,535,678)

Net Decrease in Net Assets Resulting from Operations	(20,987,206)	(113,188,005)

Distributions to Shareholders:
Net realized gain
Class AAA	(7,839,036)	(81,258,724)
Class A	(552,560)	(4,639,320)
Class B	(1,070)	(33,357)
Class C	(373,105)	(3,117,644)
Class I	(728,910)	(4,084,218)

Total Distributions to Shareholders	(9,494,681)	(93,133,263)

Capital Share Transactions:
Class AAA	(48,526,866)	(100,508,801)
Class A	2,303,108	13,811,577
Class B	(107,642)	(677,396)
Class C	1,235,758	3,144,241
Class I	15,412,176	7,684,553

Net Decrease in Net Assets from Capital Share Transactions	(29,683,466)	(76,545,826)

Redemption Fees	(2,359)	23,048

Net Decrease in Net Assets	(60,167,712)	(282,844,046)
Net Assets:
Beginning of period	453,698,643	736,542,689

End of period (including undistributed net investment income of $0 and $0, respectively)	$393,530,931	$453,698,643

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)										Ratios to Average Net Assets/
		from Investment Operations			Distributions							Supplemental Data
			Net
			Realized
	Net Asset		and Unrealized			Net			Net Asset
	Value,	Net	Gain (Loss)	Total from	Net	Realized			Value,		Net Assets	Net		Portfolio
Period Ended	Beginning	Investment	on	Investment	Investment	Gain on	Total	Redemption	End of	Total	End of Period	Investment	Operating	Turnover
December 31	of Period	Loss(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)	Period	Return†	(in 000’s)	Loss	Expenses(b)	Rate
Class AAA
2012	$23.54	$(0.06)	$(0.95)	$(1.01)	—	$(0.54)	$(0.54)	$(0.00)(c)	$21.99	(4.3)%	$324,798	(0.27)%	1.48%	5%
2011	35.73	(0.16)	(6.13)	(6.29)	—	(5.90)	(5.90)	0.00(c)	23.54	(17.2)	397,738	(0.46)	1.46	4
2010	29.97	(0.18)	10.87	10.69	$(1.31)	(3.62)	(4.93)	0.00(c)	35.73	35.7	679,244	(0.53)	1.44	7
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	(0.50)	0.00(c)	29.97	52.1	520,594	(0.93)	1.46	7
2008	28.11	(0.10)	(7.99)	(8.09)	—	—	—	0.01	20.03	(28.7)	366,855	(0.39)	1.44	10
Class A
2012	$23.60	$(0.07)	$(0.95)	$(1.02)	—	$(0.54)	$(0.54)	$(0.00)(c)	$22.04	(4.3)%	$23,138	(0.28)%	1.48%	5%
2011	35.73	(0.14)	(6.09)	(6.23)	—	(5.90)	(5.90)	0.00(c)	23.60	(17.0)	22,611	(0.40)	1.46	4
2010	29.96	(0.19)	10.88	10.69	$(1.30)	(3.62)	(4.92)	0.00(c)	35.73	35.7	18,954	(0.56)	1.44	7
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	(0.49)	0.00(c)	29.96	52.1	15,458	(0.92)	1.46	7
2008	28.09	(0.09)	(7.99)	(8.08)	—	—	—	0.01	20.02	(28.7)	11,752	(0.37)	1.44	10
Class B
2012	$22.81	$(0.23)	$(0.93)	$(1.16)	—	$(0.54)	$(0.54)	$0.01	$21.12	(5.0)%	$43	(1.01)%	2.23%	5%
2011	35.07	(0.43)	(5.93)	(6.36)	—	(5.90)	(5.90)	0.00(c)	22.81	(17.7)	154	(1.32)	2.21	4
2010	29.41	(0.43)	10.63	10.20	$(0.94)	(3.60)	(4.54)	0.00(c)	35.07	34.7	939	(1.34)	2.19	7
2009	19.68	(0.41)	10.44	10.03	(0.30)	—	(0.30)	0.00(c)	29.41	51.0	1,682	(1.67)	2.21	7
2008	27.82	(0.30)	(7.85)	(8.15)	—	—	—	0.01	19.68	(29.3)	1,314	(1.17)	2.19	10
Class C
2012	$22.57	$(0.22)	$(0.92)	$(1.14)	—	$(0.54)	$(0.54)	$(0.00)(c)	$20.89	(5.0)%	$14,642	(1.01)%	2.23%	5%
2011	34.81	(0.39)	(5.95)	(6.34)	—	(5.90)	(5.90)	0.00(c)	22.57	(17.8)	14,858	(1.19)	2.21	4
2010	29.34	(0.42)	10.60	10.18	$(1.11)	(3.60)	(4.71)	0.00(c)	34.81	34.7	18,318	(1.27)	2.19	7
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	(0.35)	0.00(c)	29.34	51.0	11,291	(1.68)	2.21	7
2008	27.79	(0.28)	(7.85)	(8.13)	—	—	—	0.01	19.67	(29.2)	5,892	(1.12)	2.19	10
Class I
2012	$23.74	$(0.01)	$(0.96)	$(0.97)	—	$(0.54)	$(0.54)	$(0.00)(c)	$22.23	(4.1)%	$30,909	(0.03)%	1.23%	5%
2011	35.88	(0.05)	(6.19)	(6.24)	—	(5.90)	(5.90)	0.00(c)	23.74	(17.0)	18,338	(0.15)	1.21	4
2010	30.06	(0.09)	10.93	10.84	$(1.42)	(3.60)	(5.02)	0.00(c)	35.88	36.1	19,088	(0.26)	1.19	7
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	(0.57)	0.00(c)	30.06	52.5	8,280	(0.68)	1.21	7
2008(d)	31.71	(0.03)	(11.60)	(11.63)	—	—	—	0.01	20.09	(36.6)	1,122	(0.13)(e)	1.20(e)	10

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense during the years ended December 31, 2011 and 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45% and 1.43%, (Class AAA) and (Class A), 2.20% and 2.17%, (Class B), 2.20% and 2.18% (Class C), and 1.20% and 1.18% (Class I), respectively. For the years ended December 31, 2012, 2010, and 2009, the effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$ 23,299,542	$ 824,246	—	$ 24,123,788
Australia	2,684,397	30,325,244	—	33,009,641
Latin America	1,797,500	—	—	1,797,500
North America	227,730,095	2,082,437	—	229,812,532
United Kingdom	49,114,483	56,181,590	—	105,296,073

Total Common Stocks	304,626,017	89,413,517	—	394,039,534

Warrants:
North America	797,925	149,849	$ 0	947,774

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$305,423,942	$89,563,366	$ 0	$394,987,308

At December 31, 2011, the market value of Level 2 securities was $35,607,838, or 7.85% of net assets. During the year ended December 31, 2012, foreign common stock was transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year ended December 31, 2012 amounted to $65,484,546, or 16.64% of net assets.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2012, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the reclassification of capital gains on investments in passive foreign investment companies, a write-off of the current year net operating loss, the utilization of the tax accounting practice known as equalization, and adjustments on the sale of securities no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to increase accumulated net investment loss by $3,540,293 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $2,756,943, with an offsetting adjustment to paid-in capital.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012*	Year Ended December 31, 2011
Distributions paid from:
Net long-term capital gains	$9,930,991	$93,133,263
Total distributions paid	$9,930,991	$93,133,263

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$128,605,216

Total	$128,605,216

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation on investments were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$266,382,376	$175,565,060	$(46,960,128)	$128,604,932

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $23,211,249 and $74,297,001, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Distributor retained a total of $36,087 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012 borrowings outstanding under the line of credit amounted to $2,341,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $2,035,262 with a weighted average interest rate of 1.25%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $13,168,000.

8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held (Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor). Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2012 and the year ended December 31, 2011 amounted to $(2,359) and $23,048, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,053,290	$72,136,078	3,075,523	$102,558,257
Shares issued upon reinvestment of distributions	363,838	7,975,110	3,346,173	76,995,444
Shares redeemed	(5,536,302)	(128,638,054)	(8,539,164)	(280,062,502)

Net decrease	(2,119,174)	$(48,526,866)	(2,117,468)	$(100,508,801)

Class A
Shares sold	370,626	$8,871,092	876,344	$29,915,506
Shares issued upon reinvestment of distributions	16,651	361,157	118,908	2,736,087
Shares redeemed	(295,367)	(6,929,141)	(567,808)	(18,840,016)

Net increase	91,910	$2,303,108	427,444	$13,811,577

Class B
Shares issued upon reinvestment of distributions	51	$1,070	1,071	$23,837
Shares redeemed	(4,743)	(108,712)	(21,132)	(701,233)

Net decrease	(4,692)	$(107,642)	(20,061)	$(677,396)

Class C
Shares sold	227,409	$5,248,476	241,417	$7,624,148
Shares issued upon reinvestment of distributions	14,790	304,220	106,622	2,351,001
Shares redeemed	(199,570)	(4,316,938)	(216,186)	(6,830,908)

Net increase	42,629	$1,235,758	131,853	$3,144,241

Class I
Shares sold	1,249,837	$30,432,521	453,329	$15,315,791
Shares issued upon reinvestment of distributions	28,029	613,281	167,473	3,885,367
Shares redeemed	(659,799)	(15,633,626)	(380,449)	(11,516,605)

Net increase	618,067	$15,412,176	240,353	$7,684,553

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Gold Fund, Inc. (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, NY 10036

February 28, 2013

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3] :
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1994	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5] :
E. Val Cerutti Director Age: 73	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 77	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder, MD Director Age: 72	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 78	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Director Age: 67	Since 2004	29

Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)

				Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)
Daniel E. Zucchi Director Age: 72	Since 1994	1	President of Daniel E. Zucchi Associates (consulting)	—

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
President, Secretary, and	Since 2003
Acting Chief Compliance	Since November
Officer	2011
Age: 61

Agnes Mullady	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Treasurer
Age: 54

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders long-term capital gains totaling $9,930,991, or the maximum allowable. The distributions of long-term capital gains have been designed as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)                   Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.     (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)                       Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)	Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)	Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President, Secretary, and
Chief Executive Officer,	Acting Chief Compliance
GAMCO Investors, Inc.	Officer

E. Val Cerutti	Agnes Mullady
Chief Executive Officer,	Treasurer
Cerutti Consultants, Inc.
DISTRIBUTOR
Anthony J. Colavita	G.distributors, LLC
President,
Anthony J. Colavita, P.C.	CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
Werner J. Roeder, MD
Medical Director,
Lawrence Hospital	State Street Bank and Trust Company
Anthonie C. van Ekris
Chairman, BALMAC International, Inc.	LEGAL COUNSEL
Paul Hasting LLP

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

This report is submitted for the general information of the shareholders of The Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q412AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,800 for 2011 and $27,700 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2011 and $3,300 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,500 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2013

*	Print the name and title of each signing officer under his or her signature.